Financing Activities	12 Months Ended
Dec. 31, 2012
Financing Activities
Debt Disclosure [Text Block]
Financing Activities

Notes and mortgages payable at December 31, 2012 and 2011 consist of the following:

	Years Ended December 31,
($ in thousands)	2012	2011
Unsecured credit facility	$188,631	$184,000
Unsecured term loans	400,000	250,000
Mortgages and other notes:
3.13% to 6.00%	526,634	529,243
6.01% to 6.88%	716,727	796,484
	$1,831,992	$1,759,727

Unsecured Revolving Credit Facility and Cash Management Line

On March 30, 2012, CRLP, with the Trust as guarantor, entered into a $500.0 million unsecured revolving credit facility (the “Credit Facility”) with Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated as joint lead arrangers and Wells Fargo Bank, National Association ("Wells Fargo"), as administrative agent for the lenders, and certain other financial institutions party thereto as agents and lenders. The Credit Facility replaced CRLP's prior $675.0 million credit facility, which matured on June 21, 2012. The Credit Facility has a maturity date of March 29, 2016, with a one-year extension option, which may be exercised as long as there is no existing default and upon payment of a 0.20% extension fee. The Credit Facility includes an accordion feature that allows the total commitments to be increased to $700.0 million, subject to certain conditions, including obtaining commitments from any one or more lenders, whether or not currently a lender under the Credit Facility.

The spread over LIBOR for syndicated borrowings under the Credit Facility ranges from 1.00% to 1.80% and the facility fee ranges from 0.15% and 0.40%, each based on the credit ratings of CRLP's senior unsecured debt from time to time. As of December 31, 2012, the Credit Facility had a stated interest rate of LIBOR plus 1.40% and required the payment of an annual facility fee equal to 0.30% of the aggregate loan commitments. The Credit Facility also includes an uncommitted competitive bid option for up to $250.0 million of the $500.0 million Credit Facility, which can be utilized if CRLP maintains an investment grade credit rating from either Moody's Investors Services, Inc., or Standard & Poor's Ratings Services. This option would allow participating banks to bid to provide CRLP loans at a rate that may be lower than the stated rate for syndicated borrowings.

The Credit Facility includes certain events of default including, but not limited to, nonpayment of principal, interest, fees or other amounts, failure to perform certain covenants, an event of default under any other indebtedness in the aggregate greater than or equal to $25.0 million, an event of default under CRLP's unsecured term loan, and bankruptcy of other insolvency events. The occurrence of an event of default, following any applicable cure period, would permit the lenders to, among other things, declare the principal, accrued interest and other obligations of CRLP under the Credit Facility to be immediately due and payable.
Both the Credit Facility and term loan agreements (described below) under "Senior Unsecured Term Loans" require that CRLP satisfy similar financial and operational covenants, including the following:

	As of
	December 31, 2012	Requirements:
Fixed Charge Ratio	2.2x	>1.5x
Debt to Total Asset Value Ratio	45%	<60.0%
Secured Debt to Total Asset Value Ratio	17%	<40.0%
Unencumbered Leverage Ratio	45%	<62.5%
Permitted Investments Ratio	11%	<30.0%
Tangible Net Worth ($ in billions)	$2.1	$1.0

At December 31, 2012, the Company was in compliance with these covenants.

In addition to the Credit Facility, the Company has a $35.0 million cash management line provided by Wells Fargo, which was amended and restated in April 2012. The amended and restated cash management line has a maturity date of March 29, 2016.

The Credit Facility and the cash management line, which primarily are used by the Company to finance property acquisitions and developments, had an outstanding balance at December 31, 2012 of $188.6 million, including $170.0 million outstanding on the Credit Facility and $18.6 million outstanding on the cash management line. The weighted average interest rate of the Credit Facility and the cash management line was 1.61% and 1.35% as of December 31, 2012 and 2011, respectively.

CRLP intends to use future borrowings under the Credit Facility and the cash management line for general corporate purposes, including, without limitation, the repayment of outstanding indebtedness, the future development of properties, the acquisition of additional properties and other acquisition transactions as suitable opportunities arise, capital expenditures, and redevelopment and/or improvements to certain existing properties.

Senior Unsecured Term Loans

On May 11, 2012, CRLP, with the Trust as guarantor, entered into a term loan agreement with U.S. Bank National Association, as administrative agent and a lender, and certain other financial institutions party thereto as lenders, which provides for a $150.0 million senior unsecured term loan. As of December 31, 2012, the term loan had an outstanding balance of $150.0 million. The term loan bears interest at LIBOR plus a margin ranging from 1.10% to 2.05% based on the credit ratings on CRLP's unsecured debt from time to time. The Company entered into two interest rate swaps (see Note 15 - "Derivatives and Hedging") to fix the interest rate through maturity at an all-in initial rate of 2.71%, based on an initial margin of 1.60%. The term loan matures on May 11, 2017 and may be prepaid, in whole or in part, at any time, without premium or penalty. The proceeds from the term loan were used to repay a portion of the outstanding borrowings under the Credit Facility. In connection with this new term loan agreement, the Company amended the 2011 term loan agreement described below, as well as the Company's March 2012 credit agreement, to conform certain defined terms and the language in certain covenants among the three loans and to reflect the new May 2012 term loan.

On July 22, 2011, CRLP, with the Trust as guarantor, entered into a term loan agreement (the "Term Loan Agreement") with Wells Fargo, as administrative agent and a lender, and certain other financial institutions party thereto as lenders, for a $250.0 million senior unsecured term loan. As of December 31, 2012, the term loan had an outstanding balance of $250.0 million. The term loan bears interest at LIBOR plus a margin ranging from 1.65% to 2.90% based on the credit ratings on CRLP's unsecured debt from time to time. The Company entered into two interest rate swaps (see Note 15 - "Derivatives and Hedging") to fix the interest rate through maturity at an all-in initial interest rate of 5.00%, based on the initial margin of 2.45%. During 2012, CRLP's senior unsecured debt rating was upgraded to Baa3, therefore reducing the interest rate to 4.55%. The term loan matures on August 1, 2018 and may be prepaid, in whole or in part, at any time, subject to a prepayment premium of 2% for amounts prepaid on or prior to July 22, 2013 and 1% for amounts prepaid after July 22, 2013 but prior to July 23, 2014. There is no prepayment premium for amounts prepaid after July 22, 2014. The proceeds from the term loan were used to repay a portion of the outstanding borrowings under the Credit Facility.

Both term loan agreements discussed above contain various restrictive covenants, including with respect to liens, indebtedness, distributions, mergers and asset sales, and also limits the percentage of CRLP's total asset value that may be invested in unimproved land, mortgage receivables, unconsolidated joint ventures, residential units for sale and construction. As described above, the term loan agreements require that CRLP satisfy certain financial and operational covenants. The term loan agreements include certain events of default including, but not limited to, nonpayment of principal, interest, fees or other amounts, failure to perform certain covenants, an event of default under any other indebtedness in the aggregate greater than or equal to $20.0 million for the term loan entered into in June 2011 and greater than or equal to $25.0 million for the term loan entered into in May 2012, an event of default under the Credit Facility, and bankruptcy or other insolvency events. The occurrence of an event of default, following any applicable cure period, would permit the lenders to, among other things, declare the principal, accrued interest and other obligations of CRLP under the term loan agreements to be immediately due and payable.

Secured and Unsecured Indebtedness

At December 31, 2012, the Company had $1.1 billion in unsecured indebtedness including balances outstanding under its Credit Facility and certain other notes payable. The remainder of the Company's notes and mortgages payable are collateralized by the assignment of rents and leases of certain properties and assets with an aggregate net book value of approximately $691.9 million at December 31, 2012.

The aggregate maturities of notes and mortgages payable, including the Company’s Credit Facility as of December 31, 2012, were as follows:

As of
($ in thousands)	December 31, 2012
2013	$99,504
2014	192,051
2015	223,664
2016 (1)	277,977
2017	150,000
Thereafter	888,796
$1,831,992
_______________________

(1)	Includes $188.6 million outstanding on the Company’s Credit Facility as of December 31, 2012, which matures in March 2016.
Collateralized Credit Facilities
In the second quarter of 2010, the Company closed on $73.2 million of secured financing originated by Berkadia Commercial Mortgage LLC for repurchase by Fannie Mae. The financing has a 10 year term, carries a fixed interest rate of 5.02% and is secured by three multifamily properties. The proceeds from this financing were used to repay a portion of the outstanding balance on the Company's Credit Facility.
Unsecured Senior Notes Repurchases
During 2010, under a note repurchase program approved by the Trust's Board of Trustees in January 2010, CRLP repurchased $37.7 million of its outstanding unsecured senior notes, at an average discount of 3.5%, representing an average yield-to-maturity of 6.7%. The Company recognized a gain of approximately $1.0 million in 2010 related to these note repurchases, which is included in "Gains on retirement of debt" on the Consolidated Statement of Operations and Comprehensive Income (Loss) of the Trust and CRLP. The gains are presented gross of the loss on hedging activities of $0.3 million, which loss is the result of a reclassification of amounts in "Accumulated Other Comprehensive Loss" in connection with the Company's conclusion that it is probable that the Company will not make interest payments associated with previously hedged debt as a result of these note repurchases. This repurchase program expired on December 31, 2010.
Unsecured Senior Note Maturities
During August 2012, the Company's outstanding 6.875% senior note matured, which the Company satisfied with an aggregate payment of $82.8 million ($80.0 million of principal and $2.8 million of accrued interest) using borrowings under the Company's Credit Facility.
During April 2011, the Company's 4.80% senior note matured, which the Company satisfied with a gross payment of $58.3 million ($56.9 million of principal and $1.4 million of accrued interest) using proceeds from the the Company's "at-the-market" equity offering programs and borrowings under the Credit Facility.
In December 2010, the Company had a $10.0 million 8.08% medium-term note and a $10.0 million 8.05% medium-term note mature. Both notes were satisfied by a gross payment of $20.5 million ($20.0 million of principal and $0.5 million of accrued interest), using proceeds from the December 2010 "at-the-market" equity offering program and borrowings under the Credit Facility.
Unconsolidated Joint Venture Financing Activity
In May 2010, the Company acquired from the lender at par the outstanding construction loan originally obtained by the Colonial Promenade Smyrna joint venture, a joint venture in which the Company has a 50% ownership interest. This note, which had an original principal amount of $34.6 million and matured by its terms in December 2009, had not been repaid and had an outstanding balance of $28.3 million and an interest rate of one-month LIBOR plus 1.20% as of the date of purchase. The Company and its joint venture partner agreed to several extensions of the maturity date through December 2011. In January 2012, the note and the related loan documents were amended to extend the maturity date to December 2012, fix the interest rate at 5.25%, provide for two additional one-year extension options and reduce the joint venture partner's guarantee to $1.3 million. In December 2012, the joint venture opted to exercise its second one year option, extending the maturity date to December 2013 with a fixed interest rate of 5.38%. As of December 31, 2012, the note had an outstanding balance of $24.4 million.
There can be no assurance that the Company’s joint ventures will be successful in refinancing and/or replacing existing debt at maturity or otherwise. If the joint ventures are unable to obtain additional financing, payoff the existing loans that are maturing, or renegotiate suitable terms with the existing lenders, the lenders generally would have the right to foreclose on the properties in question and, accordingly, the joint ventures will lose their interests in the assets. The failure to refinance and/or replace such debt and other factors with respect to the Company’s joint venture interests may materially adversely impact the value of the Company’s joint venture interests, which, in turn, could have a material adverse effect on the Company’s financial condition and results of operations.